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                                                                       Exhibit 3

                            AGREEMENT OF JOINT FILING

                  Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby consents to the joint filing on their behalf of a single Schedule 13D/A and any amendments thereto, with respect to the ownership by each of the undersigned of shares of Class A Common Stock and Class B Common Stock of John Wiley & Sons, Inc. Each of the undersigned hereby further agrees that this statement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.



Date:  March 14, 2003                 /s/ Deborah E. Wiley
                                      ------------------------------------------
                                      Deborah E. Wiley



Date:  March 14, 2003                 /s/ Peter Booth Wiley
                                      ------------------------------------------
                                      Peter Booth Wiley



Date:  March 14, 2003                 /s/ Bradford Wiley II
                                      ------------------------------------------
                                      W. Bradford Wiley II



                                 E.P. HAMILTON TRUSTS LLC


Date:  March 14, 2003            By:  /s/ Deborah E. Wiley
                                      ------------------------------------------
                                      Name:  Deborah E. Wiley
                                      Title:  Manager






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                                 W. BRADFORD WILEY ASSOCIATES, L.P.


Date:  March 14, 2003            By:  /s/ Deborah E. Wiley
                                      ------------------------------------------
                                      Name:  Deborah E. Wiley
                                      Title:  General Partner


Date:  March 14, 2003            By:  /s/ Peter Booth Wiley
                                      ------------------------------------------
                                      Name:  Peter Booth Wiley
                                      Title:  General Partner



Date:  March 14, 2003            By:  /s/ Bradford Wiley II
                                      ------------------------------------------
                                      Name:  Bradford Wiley II
                                      Title:  General Partner






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Date:  March 14, 2003                 /s/ Bradford Wiley II
                                      ------------------------------------------



Date:  March 14, 2003                 /s/ Peter Booth Wiley
                                      ------------------------------------------



Date:  March 14, 2003                 /s/ Deborah E. Wiley
                                      ------------------------------------------
                                      Deborah E. Wiley, Peter Booth Wiley and W.
                                      Bradford Wiley II, as trustees of the
                                      trusts under Article Sixth of the will of
                                      Edward P. Hamilton f/b/o (1) Deborah E.
                                      Wiley, (2) Peter Booth Wiley, and (3) W.
                                      Bradford Wiley II



Date:  March 14, 2003                 /s/ Deborah E. Wiley
                                      ------------------------------------------
                                      Deborah E. Wiley, as trustee of the Trust
                                      u/a dated June 2, 1958 between Edward P.
                                      Hamilton, Grantor, and Francis Lobdell and
                                      William J. Seawright, Trustees, f/b/o W.
                                      Bradford Wiley II



Date:  March 14, 2003                 /s/ Peter Booth Wiley
                                      ------------------------------------------
                                      Peter Booth Wiley, as trustee of the Trust
                                      u/a dated June 2, 1958 between Edward P.
                                      Hamilton, Grantor, and Francis Lobdell and
                                      William J. Seawright, Trustees, f/b/o
                                      Deborah E. Wiley



Date:  March 14, 2003                 /s/ Bradford Wiley II
                                      ------------------------------------------
                                      W. Bradford Wiley II, as trustee of the
                                      Trust u/a dated June 2, 1958 between
                                      Edward P. Hamilton, Grantor, and Francis
                                      Lobdell and William J. Seawright,
                                      Trustees, f/b/o Peter Booth Wiley